UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

Amendment No. 1

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): December 2, 2004

THE BOEING COMPANY

(Exact name of registrant as specified in its charter)

Commission file number 1-442

Delaware	91-0425694

(State or other jurisdiction of incorporation or organization)	(IRS Employer Identification No.)

100 N. Riverside, Chicago, IL	60606-1596

(Address of principal executive offices)	(Zip Code)

(312) 544-2000

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers

The Boeing Company (the “Company”) is filing this amendment to its Current Report on Form 8-K filed on October 28, 2004 which reported the election of Mike S. Zafirovski to the Board of Directors of the Company. At the time of Mr. Zafirovski’s election, no determination had been made as to which committees of the Board Mr. Zafirovski would serve. On December 2, 2004, the Board of Directors appointed Mr. Zafirovski to the Audit Committee and Finance Committee.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Amendment No. 1 to the report to be signed on its behalf by the undersigned, hereunto duly authorized.

THE BOEING COMPANY

(Registrant)

/s/ James C. Johnson
James C. Johnson

Vice President, Corporate Secretary and Assistant General Counsel

Date: December 6, 2004

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